Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I,  Wilmot  H.  Kidd,   President  of  Central   Securities   Corporation   (the
"Corporation"), certify that:

1. The Corporation's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

August 10, 2004                                      /s/ Wilmot H. Kidd
---------------                                      ------------------
    Date                                             Wilmot H. Kidd
                                                     President

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         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Charles N. Edgerton, Treasurer of Central Securities Corporation (the "Corporation"), certify that:

1. The Corporation's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



August 10, 2004                                      /s/ Charles N. Edgerton
---------------                                      -----------------------
    Date                                             Charles N. Edgerton
                                                     Vice President & Treasurer

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A signed original of this written statement required by Section 906 has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.